UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 E. Long Lake Road, Suite 100A Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLAINATORY NOTE

On June 4, 2024, Titan Environmental Solutions Inc. (the “Company”) filed a Current Report on Form 8-K (as amended by Form 8-K/A filed on June 6, 2024, the “Original Form 8-K”) to report the consummation of its acquisition of Standard Waste Services, LLC, a Michigan limited liability company (“Standard”). This Amendment No. 2 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the historical audited financial statements of Standard, the historical unaudited interim financial statements of Standard and the unaudited pro form condensed combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements for Standard required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information for the Company required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Amendment No. 2 to the Original Form 8-K and incorporated herein by reference.

(c) Not applicable.

(d) Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

Exhibit	Description
23.1	Consent of Freed Maxick CPAs, P.C., Independent Auditor for Standard Waste Services, LLC
99.1	The audited financial statements of Standard Waste Services, LLC as of and for the years ended December 31, 2023 and 2022, and the related notes thereto
99.2	The unaudited financial statements of Standard Waste Services, LLC as of March 31, 2024 and December 31, 2023, and for the three months ended March 31, 2024 and 2023 and the related notes thereto
99.3	The unaudited pro forma condensed combined financial information of Titan Environmental Solutions Inc. as of and for the three months ended March 31, 2024, and the year ended December 31, 2023, and the related notes thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer